Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
6.	Commitments and Contingencies

Operating Lease Obligations

In July 2011, the Company entered into a twelve-month lease for office space under an operating lease which expires on July 31, 2012. In October 2010, the Company entered into a three month agreement for office facilities under an operating lease. This operating lease terminated in September 2011.

The Company recognizes rent expense on a straight-line basis over the non-cancellable lease term. Rent expense for the years ended December 31, 2011, 2010 and 2009 and the period from inception to December 31, 2011 was $165,000, $97,000, $2,000 and $264,000, respectively. The Company did not have any leased facilities prior to 2009.

Indemnification

In accordance with its Certificate of Incorporation, bylaws and indemnification agreements, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date, and the Company has director and officer insurance to address such claims.

Legal Proceedings

In the ordinary course of business, the Company and its subsidiary may be subject to both insured and uninsured litigation. Suits and claims may be brought against the Company by customers, suppliers, partners and/or third parties (including tort claims for personal injury arising from clinical trials of the Company’s product candidates and property damage) alleging deficiencies in performance, breach of contract, etc., and seeking resulting alleged damages. During the years ended December 31, 2011, 2010 and 2009, no claims have been brought by or against the Company and its subsidiary.